UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       January 14, 2005 (January 14, 2005)
                Date of Report (Date of earliest event reported)

                             OHIO VALLEY BANC CORP
             (Exact name of registrant as specified in its charter)

                                      Ohio
                 (State or other jurisdiction of incorporation)

                   0-20914                      31-1359191
          (Commission file number) (IRS Employer Identification Number)

                  420 Third Avenue, Gallipolis, Ohio      45631
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (740) 446-2631

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Item 7. Financial Statements and Exhibits
-----------------------------------------
(a) not applicable

(b) not applicable

(c) Exhibits:

The following exhibit is included pursuant to Item 12. Results of Operations and Financial Condition:

99.1  Press Release dated January 14, 2005 of Ohio Valley Banc Corp.


Item 12. Results of Operations and Financial Condition
------------------------------------------------------

On January 14, 2005, Ohio Valley Banc Corp. issued a news release announcing its earnings for the fourth quarter and year to date periods ending December 31, 2004. The information contained in the news release, which is attached as
Exhibit 99.1 to this Form 8-K, is incorporated herein by this reference.

The information in this Current Report on Form 8-K, including Exhibit 99.1 included herewith, is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liability of that section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise expressly stated in such filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              OHIO VALLEY BANC CORP.


Date: January  14, 2005                  By   /s/ Jeffrey E. Smith
                                              -------------------------------
                                              Jeffrey E. Smith, President and
                                              Chief Executive Officer

                                  EXHIBIT INDEX



Exhibit Number                      Description

    99.1 Press release of Ohio Valley Banc Corp dated January 14, 2005, announcing the company's earnings for the fourth quarter and year to date periods ending December 31, 2004.